                                                                    EXHIBIT 10.2

                              AMENDMENT AND WAIVER

          AMENDMENT AND WAIVER, dated as of December __, 2005 (this "Amendment and Waiver"), to the Credit Agreement, dated as of August 22, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aveta Holdings, LLC ("Holdings"), MMM Holdings, Inc. ("MMM"), NAMM Holdings, Inc. ("NAMM," and together with MMM, the "Borrowers"), the Lenders party thereto, Bear, Stearns & Co. Inc., as Lead Arranger, and Bear Stearns Corporate Lending Inc., as Administrative Agent.

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

          WHEREAS, Holdings intends, on or prior to January 30, 2006, to convert to Aveta, Inc., a corporation by filing a certificate of conversion and a certificate of incorporation with the State of Delaware (the "Conversion");

          WHEREAS, subsequent to the Conversion, Holdings intends, on or prior to January ____, 2006, to issue additional shares of common stock in a private placement yielding approximately $337,500,000 in gross proceeds to Holdings, plus an over allotment option with gross proceeds of up to $50,625,000 (the "Equity Offering");

          WHEREAS, Section 7.9 and Section 7.15 of the Credit Agreement set forth certain post-closing requirements to be completed by the Borrowers with respect to interest rate protection and deposit accounts within 60 days after the Closing Date;

          WHEREAS, Holdings and the Borrowers have requested that the Lenders execute this Amendment and Waiver to (a) amend and waive certain provisions of the Credit Agreement as set forth herein for the purpose of permitting the Conversion and permitting Holdings to use the proceeds of such Equity Offering as set forth herein and (b) waive any Default or Event of Default resulting from the failure by the Borrowers to satisfy the post-closing requirements set forth in Sections 7.9 and 7.15 of the Credit Agreement within 60 days after the Closing Date; and

          WHEREAS, the Lenders are willing to agree to this Amendment and Waiver on and subject to the terms and conditions contained herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendment to Section 1.1 (Defined Terms).

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:

          "Equity Offering": as defined in the First Amendment.

          "First Amendment": the First Amendment to this Agreement, dated as of December __, 2005.

          (b) The definition of "Qualified Counterparty" in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          "It being understood that for purposes of determining whether a counterparty to a Specified Hedge Agreement is a Qualified Counterparty, in the event any Specified Hedge Agreement is assigned to a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent, such Specified Hedge Agreement shall be deemed to be entered into as of the date of such assignment."

          (b) The definition of "Specified Hedge Agreement" in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          "It being understood that any Hedge Agreement entered into prior to the Closing Date that satisfies the requirements set forth above may be designated as a Specified Hedge Agreement."

          SECTION 3. Amendment to Section 9(j) (Events of Default). Section 9(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (k) (i) the Straus Group shall cease to own at least direct or indirect interests in Holdings entitling the Straus Group to receive at least 15% of all cash distributions made by Holdings; (ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Permitted Investors, shall acquire, directly or indirectly, beneficially or of record, equity interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Holdings;
          (iii) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (A) nominated by the board of directors of Holdings or Managing Member of Holdings nor (B) appointed by directors so nominated; (iv) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrowers free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); (v) MMM shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of MMM Healthcare free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, if any); or
          (vi) NAMM shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of PrimeCare free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, if any);

          SECTION 4. Amendment to Section 4.2 (Mandatory Prepayments and Commitment Reductions). Section 4.2(a) of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

          "provided, that, notwithstanding the foregoing, only $148,000,000 of Net Cash Proceeds of the Equity Offering shall be required to be applied on the date of receipt thereof toward the prepayment of the Term Loans as set forth in
Section 4.2(d) (with such prepayment to be applied first to the installment due on December 31, 2005 and then to the remaining installments in accordance with
Section 4.8)."

          SECTION 5. Amendment to Section 8.6 (Restricted Payments). Section 8.6(e) of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

          "provided, further, that, (A) the foregoing provisions of this Section 8.6(e) shall not apply to any issuance of Capital Stock pursuant to the Equity Offering and (B) Holdings shall, subject to the proviso to Section 4.2(a), be permitted to (1) pay a dividend to its shareholders in an aggregate principal amount of $12,200,000 with the Net Cash Proceeds of the Equity Offering on or prior to January 30, 2006 and (2) repurchase, on or prior to January 30 2006 with the Net Cash Proceeds of the Equity Offering, shares of Capital Stock from certain of its shareholders in an aggregate amount not to exceed the sum of (x) of $126,900,000 plus (y) in the event the gross cash proceeds from the Equity Offering exceed $337,500,000, 100% of the Net Cash Proceeds resulting from such excess."

          SECTION 6. Waiver of Section 8.9 (Certain Payments and Modifications of Certain Debt Instruments). Section 8.9(d) of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

          "provided, further, that (A) the foregoing provisions of this Section 8.9(d) shall not apply to any issuance of Capital Stock pursuant to the Equity Offering and (B) Holdings shall be permitted to prepay in full the Subordinated Notes with the Net Cash Proceeds of the Equity Offering on the date of receipt thereof."

          SECTION 7. Waiver of Section 7.9 (Interest Rate Protection). The Lenders hereby waive any Default or Event of Default arising solely as a result of the failure by the Borrowers to satisfy the requirement set forth in Section
7.9 of the Credit Agreement subject to the condition that the Borrowers satisfy the requirements set forth in Section 7.9 of the Credit Agreement within 90 days from the date hereof.

          SECTION 8. Waiver of Section 7.15 (Deposit Accounts). The Lenders hereby waive any Default or Event of Default arising solely as a result of the failure by the Borrowers to satisfy the requirement set forth in Section 7.15 of the Credit Agreement subject to the condition that the Borrowers comply with such requirements within 90 days after the date hereof.

         SECTION 9. Conditions to Effectiveness. This Amendment and Waiver shall become effective upon the date on which (i) the Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of each of the Borrowers and the Required Lenders; provided that the amendments and waivers set forth in Sections 2, 3, 4, 5 and 6 of this Amendment and Waiver shall not become effective until the date on which the Equity Offering shall have been consummated on terms and conditions reasonably satisfactory to the Administrative Agent (which date must be on or prior to January 30, 2006); provided, further, that the Conversion shall have occurred prior to the date of the Equity Offering on terms and conditions reasonably satisfactory to the Administrative Agent and (ii) for the account of each Lender that executes and delivers this Amendment and Waiver prior to 5:00 pm New York City time on December 16, 2005, the Borrowers shall have paid an amendment fee equal to 0.10% of aggregate outstanding principal amount of such Lender's Term Loans and Revolving Commitments after giving effect to mandatory prepayments set forth in Section 4 of this Amendment and Waiver.

          SECTION 10. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that any such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

          SECTION 11. Payment of Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all fees and all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 12. Continuing Effect of the Credit Agreement. This Amendment and Waiver shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

          SECTION 13. Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 14. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND

INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AVETA HOLDINGS, LLC,
                                        by Care Enterprises III, LLC,
                                        its managing member


                                        By: /s/ Howard Kamins
                                            ------------------------------------
                                        Name: Howard Kamins
                                        Title: Vice President


                                        MMM HOLDINGS, INC.


                                        By: /s/ Howard Kamins
                                            ------------------------------------
                                        Name: Howard Kamins
                                        Title: Vice President


                                        NAMM HOLDINGS, INC.


                                        By: /s/ Howard Kamins
                                            ------------------------------------
                                        Name: Howard Kamins
                                        Title: Vice President

                                        BEAR, STEARNS & CO. INC., as Sole Lead
                                        Arranger and Sole Bookrunner


                                        By: /s/ R. Bram Smith
                                            ------------------------------------
                                        Name: R. Bram Smith
                                        Title: Senior Managing Director


                                        BEAR STEARNS CORPORATE LENDING INC.,
                                        as Administrative Agent and as a Lender


                                        By: /s/ R. Bram Smith
                                            ------------------------------------
                                        Name: R. Bram Smith
                                        Title: Vice President

                                        Bear Stearns Corporate Lending Inc,
                                        Name of Lender


                                        By: /s/ R. Bram Smith
                                            ------------------------------------
                                        Name: R. Bram Smith
                                        Title: Vice President

                                        ACA CLO 2005-1, Limited

                                        ACA Management, LLC
                                        as Investment Advisor
                                        Name of Lender


                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                        Name: Vincent Ingato
                                        Title: Managing Director

                                        Airlie CBNA Loan Funding LLC for itself
                                        or as agent for Airlie CFPI Loan Funding
                                        LLC


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        ACM Income Fund Inc.


                                        By: /s/ MICHAEL E. SOHR
                                            ------------------------------------
                                        Name: MICHAEL E. SOHR
                                        Title: SENIOR VICE PRESIDENT

                                        New Alliance Global CDO, Limited
                                        By: Alliance Capital Management L.P., as
                                            sub-advisor
                                        By: Alliance Capital Management
                                            Corporation, as general partner


                                        By: /s/ MICHAEL E. SOHR
                                            ------------------------------------
                                        Name: MICHAEL E. SOHR
                                        Title: SENIOR VICE PRESIDENT

                                        Lennox Avenue CLO I, Limited
                                        By: ANGELO, GORDON & CO. L.P,
                                            AS COLLATERAL MANAGER
                                        Name of Lender


                                        By: /s/ BRADLEY PATTELLI
                                            ------------------------------------
                                        Name: BRADLEY PATTELLI
                                        Title: MANAGING DIRECTOR

                                        NORTHWOODS CAPITAL IV, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS COLLATERAL MANAGER
                                        Name of Lender


                                        By: /s/ BRADLEY PATTELLI
                                            ------------------------------------
                                        Name: BRADLEY PATTELLI
                                        Title: MANAGING DIRECTOR

                                        NORTHWOODS CAPITAL V, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.
                                            AS COLLATERAL MANAGER
                                        Name of Lender


                                        By: /s/ BRADLEY PATTELLI
                                            ------------------------------------
                                        Name: BRADLEY PATTELLI
                                        Title: MANAGING DIRECTOR

                                        MARINER CDO 2002, LTD.,

                                        By: Antares Asset Management Inc., as
                                            Collateral Manager


                                        By: /s/ David Sehmuck
                                            ------------------------------------
                                        Name: David Sehmuck
                                        Title: Treasurer


                                        NAVIGATOR CDO 2004, LTD.,

                                        By: Antares Asset Management Inc.,
                                            as Collateral Manager


                                        By: /s/ David Sehmuck
                                            ------------------------------------
                                        Name: David Sehmuck
                                        Title: Treasurer


                                        NAVIGATOR CDO 2005, LTD.,

                                        By: Antares Asset Management Inc., as
                                            Collateral Manager


                                        By: /s/ David Sehmuck
                                            ------------------------------------
                                        Name: David Sehmuck
                                        Title: Treasurer

                                        Citigroup Financial Products, Inc.
                                        Name of Lender


                                        By: /s/ Gregory W. Frenzel
                                            ------------------------------------
                                        Name: Gregory W. Frenzel
                                        Title: Managing Director

                                        BALLANTYNE FUNDING LLC
                                        Name of Leader


                                        By: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        US Bank Loan Fund (M) Master Trust
                                        Name of Lender


                                        By: /s/ WILLIAM G. LEMBERG
                                            ------------------------------------
                                        Name: WILLIAM G. LEMBERG
                                        Title: VICE PRESIDENT

                                        Boldwater CBNA Loan Funding LLC for
                                        itself or as agent for Boldwater CFPI
                                        Loan Funding LLC


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        RED FOX FUNDING LLC
                                        Name of Lender


                                        By: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        ----------------------------------------
                                        Cedarview Opportunities Master Fund, LP


                                        By: /s/ Burton Weinstein
                                            ------------------------------------
                                        Name: Burton Weinstein
                                        Title: Managing Partner


                                        By: /s/ Jeff Schauhter
                                            ------------------------------------
                                        Name: Jeff Schauhter
                                        Title: Managing Partner

                                        CREDIT SUISSE FIRST BOSTON
                                        INTERNATIONAL,
                                        Name of Lender


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By: /s/ Lincoln Burkitt
                                            ------------------------------------
                                        Name:  Lincoln Burkitt
                                        Title: Vice President
                                               OTC Derivative Support Group

                                        DUANE STREET CLO I, LTD.
                                        By: DiMaio Ahmad Capital LLC,
                                            As Collateral Manager


                                        By: /s/ LAWRENCE WOLFSON
                                            ------------------------------------
                                        Name: LAWRENCE WOLFSON
                                        Title: Authorized Signatory

                                        DUANE STREET CLO II, LTD.
                                        By: DiMaio Ahmad Capital LLC,
                                            As Collateral Manager


                                        By: /s/ LAWRENCE WOLFSON
                                            ------------------------------------
                                        Name: LAWRENCE WOLFSON
                                        Title: Authorized Signatory

                                       FRIEDBERG MILSTEIN PRIVATE CAPITAL FUND I
                                       Name of Lender


                                       By: /s/ ERIC A. GREEN
                                           -------------------------------------
                                       Name: ERIC A. GREEN
                                       Title: SENIOR PARTNER

                                        HUDSON STRAITS CLO 2004, LTD.
                                        By: GSO Capital Partners LP
                                            as Collateral Manager


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                        Name: Melissa Marano
                                        Title: Authorized Signatory

                                        GALE FORCE I CLO, Ltd,
                                        By: GSO Capital Partners LP
                                            as Collateral Manager


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                        Name: Melissa Marano
                                        Title: Authorized Signatory

                                        280 Funding I
                                        By GSO Capital Partners LP


                                        By: /s/ George Fan
                                            ------------------------------------
                                        Name: George Fan
                                        Title: Managing Director

                                        SEQUILS-Glace Bay, Ltd.
                                        By: GSO Capital Partners LP
                                            as Collateral Manager


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                        Name: Melissa Marano
                                        Title: Authorized Signatory

                                        GULF STREAM-COMPASS CLO 2002-1 LTD
                                        By: Gulf Stream Asset Management LLC
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

                                        GULF STREAM-COMPASS CLO 2003-1 LTD.
                                        By: Gulf Stream Asset Management LLC
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

                                        Gulf Stream-Compass CLO 2004-1 Ltd.
                                        By: Gulf Stream Asset Management LLC
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

                                        GULF STREAM-COMPASS CLO 2005-1 LTD
                                        By: Gulf Stream Asset Management, LLC
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

                                        Halcyon Structured Asset Management
                                        CLO I Ltd.
                                        By Halcyon Structured Asset Management
                                           L.P. as Collateral Manager
                                        Name of Lender


                                        By: /s/ Steven Mandis
                                            ------------------------------------
                                        Name: Steven Mandis
                                        Title: Vice Chairman


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Halcyon Structured Opprtunities Fund,
                                        L.P.
                                        By: Halcyon Structured Asset Management
                                            L.P., its Investment Manager
                                        Name of Lender


                                        By: /s/ Steven Mandis
                                            ------------------------------------
                                        Name: Steven Mandis
                                        Title: Vice Chairman


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        OWS CLO I Ltd.
                                        Name of Lender


                                        By: /s/ WILLIAM G. LEMBERG
                                            ------------------------------------
                                        Name: WILLIAM G. LEMBERG
                                        Title: VICE PRESIDENT

                                        ELF Funding Trust I
                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Manager
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Gleneagles CLO, Ltd.
                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Rockwall CDO LTD.
                                        By: Highland Capital Management, L.P.
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        It's General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Employers Insurance Company of Wausatt
                                        By: Highland Capital Management, L.P.,
                                        Its Investment Advisor
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Liberty Mutual Fire Insurance Company
                                        By: Highland Capital Management, L.P.,
                                        Its Investment Advisor
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Liberty Mutual Insurance Company
                                        By: Highland Capital Managememnt, L.P.,
                                        Its Investment Advisor
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Liberty CLO, Ltd.
                                        By: Highland Capital Managememnt, L.P.
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Highland Loan Funding V Ltd.
                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager
                                        By: Strand Advisor, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Jasper CLO, Ltd.
                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Southfork CLO, Ltd.
                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner
                                        Name of Lender


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        First Trust/Highland Capital Floating
                                        Rate Income Fund II
                                        By: Highland Capital Management, L.P.,
                                            Its Sub-Advisor
                                        By: Strand Advisors, Inc.,
                                            Its General Partner
                                        Name of Lender


                                        By: /s/ Joe Dougherty
                                            ------------------------------------
                                        Name: Joe Dougherty
                                        Title: Portfolio Manager

                                        BLUE SQUARE FUNDING LIMITED SERIES 3


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President

                                        ING CAPITAL, LLC
                                        Name of Lender


                                        By: /s/ NEIL DELA CRUE
                                            ------------------------------------
                                        Name: NEIL DELA CRUE
                                        Title: DIRECTOR


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        Name of Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ING SENIOR INCOME FUND                  ING PRIME RATE TRUST
By: ING Investment Management Co.       By: ING Investment Management Co.
    as its investment manager               as its investment manager


By: /s/ Michel Prince,                  By: /s/ Michel Prince,
    ---------------------------------       ---------------------------------
Name: Michel Prince, CFA                Name: Michel Prince, CFA
Title: Senior Vice President            Title: Senior Vice President

                                        Morgan Stanley Senior Funding, Inc.
                                        Name of Lender


                                        By: /s/ Dawn DiGanno
                                            ------------------------------------
                                        Name: Dawn DiGanno
                                        Title: Vice President

                                        Katonah VII CLO LTD.
                                        Name of Lender


                                        By: /s/ DANIEL GILLIGAN
                                            ------------------------------------
                                        Name: DANIEL GILLIGAN
                                        Title: Authorized Officer
                                               Katonah Debt Advisors, L.L.C.
                                               As Manager

                                        ----------------------------------------
                                        KKR FINANCIAL CLO 2005-2, LTD.


                                        By: /s/ Jamie M. Weinstein
                                            ------------------------------------
                                        Name: Jamie M. Weinstein
                                        Title: Authorized Signatory

                                        Hibiscus CBNA Loan Funding LLC, for
                                        itself or as agent for
                                        Hibiscus CFPI Loan Funding LLC


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        CONTINENTAL CASUALTY COMPANY
                                        Name of Lender


                                        By: /s/ Marilou R. McGirr
                                            ------------------------------------
                                        Name: Marilou R. McGirr
                                        Title: Vice President and
                                               Assistant Treasurer


                                        Approved by Law Dept.

                                        By MDC
                                        Date. 12-13-05

                                        ----------------------------------------
                                        Latitude CLO I, Ltd


                                        By: /s/ Kirk Wallace
                                            ------------------------------------
                                        Name: Kirk Wallace
                                        Title: Vice President

                                        LCM I LIMITED PARTNERSHIP
                                        By: Lyon Capital Management LLC,
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Alexander B. Kenna
                                            ------------------------------------
                                        LYON CAPITAL MANAGEMENT LLC
                                        Name: Alexander B. Kenna
                                        Title: Portfolio Manager

                                        LCM II LIMITED PARTNERSHIP
                                        By: Lyon Capital Management LLC,
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Alexander B. Kenna
                                            ------------------------------------
                                        LYON CAPITAL MANAGEMENT LLC
                                        Name: Alexander B. Kenna
                                        Title: Portfolio Manager

                                        LCM III, Ltd.
                                        By: Lyon Capital Management LLC,
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Alexander B. Kenna
                                            ------------------------------------
                                        LYON CAPITAL MANAGEMENT LLC
                                        Name: Alexander B. Kenna
                                        Title: Portfolio Manager

                                        LCM IV, Ltd.
                                        By: Lyon Capital Management LLC,
                                            As Collateral Manager
                                        Name of Lender


                                        By: /s/ Alexander B. Kenna
                                            ------------------------------------
                                        LYON CAPITAL MANAGEMENT LLC
                                        Name: Alexander B. Kenna
                                        Title: Portfolio Manager

                                        MARINER-TRICADIA CREDIT STRATEGIES
                                        MASTER FUND, LTD.
                                        Name of Lender


                                        By: /s/ Julia Wyatt
                                            ------------------------------------
                                        Name:  Julia Wyatt
                                        Title: DIRECTOR

                                        WIND RIVER CLO II - TATE INVESTORS, LTD.
                                        By McDonnell Investment Management, LLC, as Manager


                                        By /s/ Kathleen A. Zarn
                                           -------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President

                                        WIND RIVER CLO I LTD.
                                        By McDonnell Investment Management, LLC, as Manager


                                        By /s/ Kathleen A. Zarn
                                           -------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President

                                        MCDONNELL LOAN OPPORTUNITY LTD.
                                        By McDonnell Investment Management, LLC, as Investment Manager


                                        By /s/ Kathleen A. Zarn
                                           -------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President

                                        Venture CDO 2002 Limited
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        Venture II CDO 2002 Limited
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        Venture III CDO Limited
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        Venture IV CDO Limited
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        Venture V CDO Limited
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        Vista Leveraged Income Fund
                                        Name of Lender
                                        By its investment advisor, MJX Asset
                                        Management LLC


                                        By: /s/ Ken Ostmann
                                            ------------------------------------
                                        Name: Ken Ostmann
                                        Title: Director

                                        ELF Funding Trust III
                                        By: New York Life Investment Management
                                            LLC, as Attorney-in-Fact
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        NYLIM Flatiron CLO 2003-1 Ltd.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        NYLIM Flatiron CLO 2004-1 Ltd.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        NYLIM Flatiron CLO 2005-1 Ltd.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        New York Life Insurance and Annuity
                                        Corporation
                                        By: New York Life Investment Management
                                            LLC, its Investment Manager
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        New York Life Insurance Company
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Investment Vice President

                                        NYLIM Institutional Floating Rate Fund
                                        L.P.
                                        By: New York Life Investment Management
                                            LLC,
                                            its Investment Manager
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        MainStay VP Floating Rate Portfolio,
                                        a series of MainStay VP Series Fund,
                                        Inc.
                                        By: New York Life Investment Management
                                            LLC
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        MainStay Floating Rate Fund, a series of
                                        Eclipse Funds, Inc.
                                        By: New York Life Investment Management
                                            LLC
                                        Name of Lender


                                        By: /s/ F. Berthelot
                                            ------------------------------------
                                        Name: F. Berthelot
                                        Title: Director

                                        ATLAS LOAN FUNDING 3, LLC
                                        By: Atlas Capital Funding, Ltd.
                                        By: Structured Asset Investors, LLC
                                        Its Investment Manager


                                        By: /s/ Bryan P. McGrath
                                            ------------------------------------
                                        Name: Bryan P. McGrath
                                        Title: Vice President

                                        Oppenheimer Senior Floating Rate Fund
                                        Name of Lender


                                        By: /s/ Lisa Chaffee
                                            ------------------------------------
                                        Name: Lisa Chaffee
                                        Title: AVP

                                        TRS BRUIN LLC
                                        Name of Lender


                                        By: /s/ Edward Schaffer
                                            ------------------------------------
                                        Name: Edward Schaffer
                                        Title: Vice President

                                        Raven Credit Opportunities Master Fund,
                                        Ltd.


                                        By: /s/ Kevin Gerlitz
                                            ------------------------------------
                                        Name: Kevin Gerlitz
                                        Title: CFO/COO
                                        for Raven Asset Management, LLC
                                        as Investment Advisor

                                        Pedwood Master Fund, Ltd.
                                        Name of Lender


                                        By: /s/ JONATHAN KOLATCH
                                            ------------------------------------
                                        Name: JONATHAN KOLATCH
                                        Title: Director

                                        By: Satellite Asset Management, L.P.
                                            Manager

                                        Its Investment
                                        Name of Lender


                                        By: /s/ SIMON ROYKHER
                                            ------------------------------------
                                        Name: SIMON ROYKHER
                                        Title: GENERAL COUNSEL

                                        FLAT ROCK FUNDING LLC
                                        Name of Leader


                                        By: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        Canadian Imperial Bank of Commerce
                                        Name of Lender


                                        By: /s/ John O'Dowd
                                            ------------------------------------
                                        Name: John O'Dowd
                                        Title: Authorized Signatory


                                        By: /s/ Milena Grgic
                                            ------------------------------------
                                        Name: Milena Grgic
                                        Title: Authorized Signatory

                                        ESPERANCE
                                        Name of Leader


                                        By: /s/ DENTON ROBINSON
                                            ------------------------------------
                                        Name: DENTON ROBINSON
                                        Title: LOAN CLOSER

                                        Grand Central Asset Trust, HLD Series
                                        Name of Leader


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        Grand Central Asset Trust, SIL Series


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        SIL LOAN FUNDING LLC
                                        Name of Lender


                                        By: /s/ JENNIFER M. PARKER
                                            ------------------------------------
                                        Name: JENNIFER M. PARKER
                                        Title: ATTORNEY-IN-FACT

                                        SPF CDO I, LLC
                                        Name of Lender


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stanfield Arbitrage CDO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager
                                        Name of Leader


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        Stanfield Quattro CLO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager
                                        Name of Lender


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        Stanfield Modena CLO, Ltd
                                        By: Stanfield Capital Partners, LLC
                                            as its Asset Manager
                                        Name of Lender


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        Stanfield Bristol CLO, Ltd.
                                        By: Stanfield Capital Partners LLC
                                            as it Collateral Manager
                                        Name of Leader


                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                        Name: Christopher E. Jansen
                                        Title: Managing Partner

                                        ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC. Name of Lender


                                        By: /s/ MIKUS N. KINS
                                            ------------------------------------
                                        Name: MIKUS N. KINS
                                        Title: Attorney-in-fact

                                        Stone Tower Credit Funding I Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stone Tower CLO IV Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stone Tower CDO Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Granite Ventures II Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Granite Ventures I Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stone Tower CLO II Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stone Tower CLO III Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Stone Tower CDO II Ltd.
                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager


                                        By: /s/ MICHAEL W. DELPERCIO
                                            ------------------------------------
                                        Name: MICHAEL W. DELPERCIO
                                        Title: AUTHORIZED SIGNATORY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        SUN TRUST BANK
                                        Name of Lender


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                        Title: FVP

                                        VELOCITY CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                            its Collateral Manager


                                        By: /s/ G. WAYNE HOSANG
                                            ------------------------------------
                                            G. WAYNE HOSANG
                                            VICE PRESIDENT


                                        By: /s/ VIKAS MAVINKURVE
                                            ------------------------------------
                                            VIKAS MAVINKURVE
                                            VICE PRESIDENT

                                        FIRST 2004-I CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                            its Collateral Manager


                                        By: /s/ G. WAYNE HOSANG
                                            ------------------------------------
                                            G. WAYNE HOSANG
                                            VICE PRESIDENT


                                        By: /s/ VIKAS MAVINKURVE
                                            ------------------------------------
                                            VIKAS MAVINKURVE
                                            VICE PRESIDENT

                                        FIRST 2004-II CLO, LTD.
                                        By: TCW Advisors, Inc.,
                                            its Collateral Manager


                                        By: /s/ G. WAYNE HOSANG
                                            ------------------------------------
                                            G. WAYNE HOSANG
                                            VICE PRESIDENT


                                        By: /s/ VIKAS MAVINKURVE
                                            ------------------------------------
                                            VIKAS MAVINKURVE
                                            VICE PRESIDENT

                                        TCW Senior Secured Loan Fund
                                        By: TCW Advisors, Inc.,
                                            as its Investment Advisor


                                        By: /s/ G. WAYNE HOSANG
                                            ------------------------------------
                                            G. WAYNE HOSANG
                                            VICE PRESIDENT


                                        By: /s/ VIKAS MAVINKURVE
                                            ------------------------------------
                                            VIKAS MAVINKURVE
                                            VICE PRESIDENT

                                        TCW Senior Secured Floating Rate Loan
                                           Fund, L.P.
                                        By: TCW Advisors, Inc.,
                                            as its Investment Advisor


                                        By: /s/ G. WAYNE HOSANG
                                            ------------------------------------
                                            G. WAYNE HOSANG
                                            VICE PRESIDENT


                                        By: /s/ VIKAS MAVINKURVE
                                            ------------------------------------
                                            VIKAS MAVINKURVE
                                            VICE PRESIDENT

                                        UBS AG. Stamford Branch
                                        Name of Lender


                                        By: /s/ Toba Lumbantobing
                                            ------------------------------------
                                        Name: Toba Lumbantobing
                                        Title: Associate Director
                                               Banking Products
                                               Service, US


                                        By: /s/ Anthony N. Joseph
                                            ------------------------------------
                                        Name: Anthony N. Joseph
                                        Title: Director
                                               Banking Products
                                               Services, US

                                        Trimaran CLO IV Ltd.
                                        By Trimaran Advisors, L.L.C.


                                        By: /s/ David M. Millison
                                            ------------------------------------
                                        Name: David M. Millison
                                        Title: Managing Director

                                        Mt. Wilson CLO, Ltd.
                                        Name of Lender


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        RIVIERA FUNDING LLC
                                        Name of Lender


                                        By: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        Western Asset Floating Rate High Income
                                        Fund LLC
                                        Name of Lender


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WhiteHorse III, Ltd.
                                        By: WhiteHorse Capital Partners, L.P.
                                            As Collateral Manager


                                        By: /s/ Ethan Underwood
                                            ------------------------------------
                                        Name: Ethan Underwood
                                        Title: Partner